UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD ETHICAL FUND (ADJEX)

AZZAD WISE CAPITAL FUND (WISEX)

SEMI-ANNUAL REPORT

DECEMBER 31, 2011

 (UNAUDITED)

AZZAD FUNDS

8000 Town Centre Drive •  Suite 400  •  Broadview Heights, Ohio 44147

888-350-3369 or 440-922-0066  Fax: 440-526-4446  •  www.azzadfunds.com

Azzad Asset Management, Inc. • Advisor to the Azzad Funds • 888.862.9923

January 16, 2012

Dear Azzad Funds Shareholder:

“History provides a crucial insight regarding market crises: They are inevitable, painful, and ultimately surmountable.” Shelby M.C. Davis, Legendary Investor

The Bull Market that began in March of 2009 came to an abrupt halt beginning with the third quarter of 2011. The second half of 2011 began with the most volatile quarter for stocks since early 2009. The markets were gripped by fear, frustration and uncertainty. Of the total 64 trading days, there were a stunning 29 days in which the markets registered swings of 1% or greater in either direction. By the third quarter’s end, stock market indices saw double-digit losses across the board. No asset class was immune from the sell off (except for cash and treasuries) with investors even dumping gold, thus shedding its perception as a safe haven during these volatile times. We believe the fear that gripped the markets in 2011 was, at least partially, an over-reaction to the financial collapse of 2008.

The markets were reacting to mostly macro-economic issues that can be summed up as the four D’s: debt, debate, downgrades and default. The possibility of global contagion from European debt problems and political gridlock in the U.S. concerning its own ever-growing debt had investors fearful of another economic slowdown. Slowing growth in China and in other emerging economies was also a major concern. Risk averse investors shed stocks in favor of low yielding, but presumably safe, U.S. treasuries driving prices to historic highs in 2011. Ironically, the second half of 2011 also witnessed Standard & Poor’s downgrade of the U.S. credit rating from an impeccable AAA to AA+. A weak housing market, a stubborn unemployment outlook and overall feeble economic news contributed to the markets’ dramatic volatility. For the year, domestic stocks outperformed international, large caps trounced small caps and the leading sectors were utilities and consumer staples.

During the last quarter of 2011, investors changed tunes seemingly believing the world had averted some kind of economic Armageddon. The U.S. Labor Department reported that employers had added jobs for five months in a row with the unemployment rate declining to 8.6% by year end. The housing market finally started showing signs of improvement. Overseas, European leaders seemed to be inching closer to a plan to help Greece avoid a disorderly default on its debt.  Investors reacted by opening their pocketbooks in time for the holidays.

Mid cap stocks followed the broader market into positive territory with growth stocks slightly underperforming value stocks. Investors increased their appetites for risk with energy, industrials and materials outperforming more defensive sectors such as utilities, health care and consumer staples. Higher beta stocks and stocks with more debt actually performed better than they had during the previous quarter. When all was said and done, however, equity markets were little changed overall.

The Russell Midcap Growth Index was up 11.3% for the fourth quarter, but ended 2011 slightly down at

-1.66%. The Azzad Ethical Fund outperformed its index for the year and fourth quarter. Some of the over-performance can be attributed to the Fund’s avoidance of the financial sector which fell more than 25% by year end. For the fourth quarter, the Fund’s holdings in the information technology, industrial and health care sectors outperformed those of the benchmark. The Fund benefited from favorable stock section in all three sectors.

In the information technology sector, favorable stock selection more than offset the negative impact of being overweight in an underperforming sector. One of our top contributors during the quarter came from MercadoLibre. MercadoLibre is Latin America’s largest e-commerce marketplace. The company has capitalized on rising levels of broadband connectivity and e-commerce penetration in the region. Despite weakness in the Brazilian economy, the company has proven its ability to obtain impressive gains. Athenahealth was among our technology related holdings that contributed negatively to our results. The company is categorized as a health care company, but its business is technology focused. It is a leading provider of cloud-based revenue cycle and clinical information services to physician groups. Its shares were pressured by guidance from management that increased spending to support service expansions and marketing initiatives may reduce margins in 2012. We held onto the stock because revenue trends remain strong, and we believe the company’s spending plans appear appropriate relative to its significant growth opportunity.

In the energy sector, the Fund’s holding in Denbury Resources detracted from its performance. The company acquires and develops oil and gas properties in the Gulf Coast states. The company announced a $500 million share buyback during October 2011, but news that its President and COO had left the company hurt its stock. We sold our position in the company because we believe the company was trading at a high valuation and was experiencing lower earnings compared to its historic average.

In the industrial sector, Ametek was among those that posted the strongest returns. Ametek is a leading global manufacturer of electronic instruments and electromechanical devices. Another industrial holding that performed well during this period was Kirby Corporation. Kirby operates in two segments: Marine Transportation and Diesel Engine Services. We believe the company’s acquisition of United Holdings in 2011 will give it more exposure to the explosion in onshore oil and gas activity in the U.S. thus boosting its future earnings growth potential.

In the health care sector, Abiomed was among those that posted the strongest returns. Abiomed is a provider of medical devices in circulatory support and offers a continuum of care in heart recovery to acute heart failure patients. The company recently reported its best quarter in its history with impressive earnings as a result of strong sales of its Impella heart pump products.

Lululemon Athletica and Deckers outdoor were among our consumer discretionary related holdings that contributed negatively to our performance. Deckers designs, markets and produces athletic and high end casual footwear including the UGG and Teva brands.   About a quarter of the company’s sales come from outside the U.S. with a large portion coming from the UK and Europe. The stock fell nearly 10% after citing disappointing sales which could be attributed to an unusually warm weather.  We added to our position in Deckers, however, as revenue trends and brand loyalty remains strong. Lululemon manufactures and sells athletic apparel for women and men in the United States, Canada and Australia. The stock far outpaced the broader markets in 2011 with a gain of 71%. We believe the stock’s underperformance in the fourth quarter was a result of investors locking in their profits rather than any fundamental change in the company.

PERFORMANCE

                                                                    Average Annual Total Returns

*Returns are not annualized. The Fund’s inception date was 12/22/2000. Azzad Asset Management (the “Adviser”) has contractually agreed to limit the total operating expenses of the Fund to 0.99% through 6/30/2014, excluding indirect expenses such as brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and litigation and other extraordinary expenses. Total annual operating expenses, as disclosed in the Fund’s prospectus dated November 1, 2011, were 1.65% of average daily net assets.

The Azzad Wise Capital fund underperformed its benchmark, the Bank of America Merrill Lynch US Corporate and Government Master Index, as investors flocked to U.S. treasuries in 2011. Most the Fund’s underperformance was also attributed to volatility in the foreign bond markets. In addition, the Fund continued to hold onto a large cash position as the portfolio manager pursued its due diligence on promising counterparties. The Fund added two new bonds issued by the government of Malaysia with sovereign credit ratings of A3 by Moody’s. The Malaysian economy, unlike those of other emerging countries, is well diversified with an abundance of natural resources and a sophisticated capital market. The Fund also entered into new bank deposits with various banks in Turkey.

                                                                 Average Annual Total Returns

*Returns are not annualized. One year and since inception returns are annualized for the period ending December 31, 2011. The Fund’s inception date was 04/01/2010. Azzad Asset Management (the “Adviser”) has contractually agreed to limit the total operating expenses of the fund to 1.49% through 11/30/2013, excluding indirect expenses such as brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and litigation and other extraordinary expenses. Total annual operating expenses, as disclosed in the Fund’s prospectus dated November 1, 2011, were 1.89% of average daily net assets.

Moving forward, we believe that the extreme volatility of the past few years has been more sentiment driven rather than fundamentally supported. The correlation of stock-price movement has been exceptionally high at times which creates a challenging environment to select promising stocks. Ultimately, however, we believe that fundamentals and valuation are the key determinants for long term returns. With sentiment being at a very low point right now, any positive earnings or economic surprises could bode well for the markets. It is important to remember that bull markets historically have not started with positive economic news. We remain focused on high quality companies with solid balance sheets with the potential to grow even in a sluggish recovery.

Again, we thank you for your confidence in us and look forward to continuing to serve you.

Sincerely,

Jamal Elbarmil,

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, call 888-862-9923 or visit www.azzadfunds.com. The Bank of America Merrill Lynch US Corporate and Government Master Index tracks the performance of US dollar-denominated investment grade Government and Corporate public debt issued in the US domestic bond market, excluding collateralized products. The index does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index’s returns assume reinvestment of all distributions and dividends; you cannot invest directly in an index. The Russell Mid Cap Growth Index measures the performance of the mid cap growth segment of the U.S. equity universe. It includes those Russell Mid Cap Index companies with higher price to book ratios and higher forecasted growth values. The S&P Midcap 400 Index is composed of 400 medium cap domestic stocks and is representative of a broader market range of securities. Both indices are unmanaged, and do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The indices’ returns assume reinvestment of all distributions and dividends; you cannot invest directly in an index. This summary represents the views of the portfolio manager as of 12-31-2011. Those views may change, and the Fund disclaims any obligation to advise investors of such changes. Portfolio holdings are subject to change and are not intended as recommendations of individual securities. The Azzad Funds are self distributed and available by prospectus only. A free copy which contains information about the Funds’ risks, fees, objectives and other important information is available at www.azzadfunds.com or by calling 888.350.3369.

Azzad Funds C/O Mutual Shareholder Services 8000 Town Centre Dr. Ste 400 Broadview Heights, OH 44147

Phone: 888-350-3369  Fax: 703-852-7478 E-mail: info@azzad.net   www.azzadfunds.com

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Azzad Ethical Fund
Schedule of Investments
December 31, 2011 (Unaudited)

Shares		Value

COMMON STOCKS - 88.50%

Apparel & Other Finished Products - 2.08%
7,800	Lululemon Athletica, Inc. (British Columbia)	$ 363,948

Arrangement of Transportation - 1.17%
5,000	Expeditors International of Washington, Inc.	204,800

Ball & Roller Bearings - 1.07%
4,500	RBC Bearings, Inc. *	187,650

Biological Products (No Diagnostic Substances) - 1.17%
3,000	Techne Corp.	204,780

Bituminous Coal & Lignite Surface Mining - 0.74%
6,300	Alpha Natural Resources, Inc. *	128,709

Computer Storage Devices - 2.34%
8,300	Sandisk Corp. *	408,443

Construction-Special Trade Contractors - 1.19%
5,500	Chicago Bridge & Iron Company N.V. (Netherlands)	207,900

Crude Petroleum & Natural Gas - 1.92%
5,400	Canadian Natural Resources Ltd. (Canada)	201,798
3,000	Ecopetrol, SA ADR	133,560
		335,358
Electromedical & Electrotherapeutic Apparatus - 2.36%
7,000	Masimo Corp. *	130,795
4,200	Varian Medical Systems, Inc. *	281,946
		412,741
Electronic Computers - 5.15%
1,600	Apple Computer, Inc. *	648,000
5,200	Teradata Corp. *	252,252
		900,252
General Industrial Machinery & Equipment - 2.07%
4,700	Gardner Denver, Inc.	362,182

Industrial Intruments for Measurement, Display and Control - 2.19%
4,400	Roper Industries Inc.	382,228

Leather & Leather Products - 1.61%
4,600	Coach, Inc.	280,784

Men's and Boys' Furnishings, Work Clothes, and Allied Garments - 1.42%
1,800	Polo Ralph Lauren Corp. Class A	248,544

Metal Mining - 2.25%
6,300	Cliffs Natural Resources, Inc.	392,805

Mining & Quarrying of Non-metallic Minerals (No Fuels) - 0.92%
3,000	Sociedad Quimica Y Minera De Chile ADR	161,550

Motors & Generators - 1.81%
7,500	Ametek, Inc.	315,750

Oil & Gas Field Machinery & Equipment - 2.20%
7,800	Cameron International Corp. *	383,682

Oil & Gas Field Services, NEC - 2.22%
3,400	Core Laboratories NV (Netherlands)	387,430

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 3.74%
4,000	Edwards Lifesciences Corporation *	282,800
800	Intuitive Surgical, Inc. *	370,408
		653,208
Petroleum Refining - 1.05%
6,000	Repsol-YPF SA ADR	183,060

Pharmaceutical Preparations - 4.16%
2,500	Novo Nordisk ADR	288,150
4,500	Perrigo Co.	437,850
		726,000
Radio & TV Broadcasting & Communications Equipment - 0.56%
1,500	Loral Space & Communications, Inc. *	97,320

Radiotelephone Communications - 0.92%
1,600	Millicom International Cellular SA	161,584

Railroads, Line-Haul Operating - 0.98%
8,100	CSX Corp.	170,586

Refrigeration & Service Industry Machinery - 1.35%
2,500	The Middleby Corp. *	235,100

Retail-Auto & Home Supply Stores - 2.99%
500	AutoZone Inc. *	162,485
4,500	O'Reilly Automotive Inc. *	359,775
		522,260
Retail-Grocery Stores - 0.71%
3,400	Companhia Brasileira De Distribuicao (Brazil) Class A	123,862

Rubber & Plastics Footwear - 1.99%
4,600	Deckers Outdoor Corp. *	347,622

Semiconductors & Related Devices - 4.74%
7,100	Altera Corp.	263,410
6,500	ARM Holdings plc ADR	179,855
17,000	Micron Technology Inc. *	106,930
5,600	Netlogic Microsystems, Inc. *	277,592
		827,787
Services-Business Services, NEC - 6.63%
5,800	Athenahealth, Inc. *	284,896
15,200	Heartland Payment Systems, Inc.	370,272
2,500	Mercadolibre, Inc.	198,850
650	Priceline.com, Inc. *	304,012
		1,158,030
Services-Computer Programming - 1.43%
7,000	Verisign Inc.	250,040

Services-Computer Programming, Data Processing, ETC - 3.18%
3,000	Baidu, Inc. ADR *	349,410
5,000	Red Hat Inc. *	206,450
		555,860
Services-Educational Services - 1.60%
11,600	New Oriental Education & Technology Group, Inc. ADR	278,980

Services-Prepackaged Software - 0.03%
8,600	China Information Technology, Inc. (China) *	5,448

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.05%
4,000	Church & Dwight Co., Inc.	183,040

Special Industry Machinery, NEC - 2.51%
10,600	Novellus Systems, Inc. *	437,674

Surgical & Medical Instruments - 1.16%
11,000	Abiomed, Inc. *	203,170

Telegraph & Other Message Communications - 1.80%
11,200	J2 Global, Inc.	315,168

Telephone & Telegraph Apparatus - 1.23%
7,100	Adtran, Inc.	214,136

Water Transportation - 2.45%
6,500	Kirby Corp. *	427,960

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 2.22%
7,500	Herbalife, Ltd. (Grand Cayman)	387,525

Wholesale-Durable Goods - 1.82%
1,700	Grainger W.W.	318,223

Wholesale-Motor Vehicles & Motor Parts & Supplies - 2.32%
13,500	LKQ Corp. *	406,080

TOTAL FOR COMMON STOCKS (Cost $11,952,051) - 88.50%		15,459,259

EXCHANGE TRADED FUND - 0.78%
900	SPDR Gold Trust *	136,791
TOTAL FOR EXCHANGE TRADED FUND (Cost $108,899) - 0.78%		136,791

REAL ESTATE INVESTMENT TRUSTS - 2.35%
2,200	PS Business Parks, Inc.	121,946
2,150	Public Storage	289,089
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $362,309) - 2.35%		411,035

SHORT TERM INVESTMENTS - 0.00%
542	University Bank Savings Account (Cost $542) 1.90%**	542

TOTAL FOR INVESTMENTS (Cost $12,423,801) - 91.63%		16,007,627

OTHER ASSETS LESS LIABILITIES - 8.37%		1,461,285

NET ASSETS - 100.00%		$ 17,468,912

* Non-income producing securities during the period.
** Variable rate security; the savings account rate shown represents the yield at December 31, 2011.
ADR - American Depository Receipt

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 15,459,259	$ -	$ -	$ 15,459,259
Real Estate Investment Trust	411,035	-	-	411,035
Exchange Traded Fund	136,791	-	-	136,791
Short-Term Investments	542	-	-	542
	$ 16,007,627	$ -	$ -	$ 16,007,627

The accompanying notes are an integral part of these financial statements.

	Azzad Wise Capital Fund
	Schedule of Investments
	December 31, 2011 (Unaudited)

Shares		Value

COMMON STOCKS - 2.20%

Commercial Banks Non-US - 2.20%
177,600	Kuwait Finance House	$ 573,623
TOTAL FOR COMMON STOCKS (Cost $625,953) - 2.20%		573,623

SUKUKS - 27.35%
1,000,000	ADIB Sukuk, 3.745% 11/04/2015 (United Arab Emirates)	1,017,500
1,000,000	ADCB Islamic Finance (Cayman Island), 4.071%, 11/22/2016	1,020,000
500,000	CBB International Sukuk, 6.247%, 6/17/2014 (Bahrain)	536,250
500,000	EIB Sukuk, 0.84%, 6/12/2012 (United Arab Emirates)	496,250
500,000	GE Capital Sukuk, Ltd., 3.875%, 11/26/2014 (Bermuda)	513,856
500,000	TDIC Sukuk, Ltd., 4.949%, 10/21/2014 (Kenya)	529,574
580,000	QIB Sukuk Funding, 3.856%, 10/07/2015 (United Arab Emirates)	597,400
1,170,000	Wakala Global Sukuk BHD, 4.646%, 7/6/2021	1,235,856
1,170,000	Wakala Global Sukuk BHD, 2.991%, 7/6/2016	1,175,596
TOTAL FOR SUKUKS (Cost $7,089,636) - 27.35%		7,122,282

PARTNERSHIP - 6.69%
156,567	EFH Global Sukuk Plus Fund (Luxemburg)	1,742,282
TOTAL FOR PARNTERSHIP (Cost $1,746,387) - 6.69%		1,742,282

TIME DEPOSITS - 19.46%
2,065,980	Kuveyt Turk Participation Bank 3.00% (Turkey)	2,065,980
2,000,000	Kuveyt Turk Participation Bank 3.19% (Turkey)	2,000,000
1,000,000	Kuveyt Turk Participation Bank 3.38% (Turkey)	1,000,000
TOTAL FOR TIME DEPOSITS (Cost $5,065,980) 19.46%		5,065,980

SHORT TERM INVESTMENTS - 19.78%
2,155,623	Gatehouse Bank Place, London 3.00%**	2,155,623
400,000	Gatehouse Bank Place, London 3.05%	400,000
571,521	Kuwait Finance House Deposit Account 0.00%	571,521
2,296	University Bank Savings Account 1.90%**	2,296
2,021,416	Turkiye Finans Bank 4.48% ** (Turkey)	2,021,416
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $5,150,856) - 19.78%		5,150,856

TOTAL FOR INVESTMENTS (Cost $19,678,812) - 75.49%		19,655,023

OTHER ASSETS LESS LIABILITIES - 24.51%		6,382,226

NET ASSETS - 100.00%		$ 26,037,249

** Variable rate security; the savings account rate shown represents the yield at December 31, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 573,623	$ -	$ -	$ 573,623
Partnership	-	1,742,282	-	1,742,282
Sukuks	-	7,122,282	-	7,122,282
Time Deposits	5,065,980	-	-	5,065,980
Short-Term Investments	5,150,856	-	-	5,150,856
	$ 10,790,459	$ 8,864,564	$ -	$ 19,655,023

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Assets and Liabilities
December 31, 2011 (Unaudited)

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Value (Cost $12,423,801 and $19,678,812, respectively)	$ 16,007,627	$ 19,655,023
Cash	1,463,484	6,224,290
Receivables:
Fund Shares Sold	2,467	-
Dividends & Interest	1,724	191,855
Prepaid Expenses	13,308	7,078
Total Assets	17,488,610	26,078,246
Liabilities:
Due to Advisor	5,647	22,687
Due to Administrator	764	764
Accrued Expenses	13,287	17,546
Total Liabilities	19,698	40,997
Net Assets	$ 17,468,912	$ 26,037,249

Net Assets Consist of:
Paid In Capital	$ 14,223,063	$ 26,288,426
Accumulated Undistributed Net Investment Loss	(30,822)	(368,883)
Accumulated Realized Gain (Loss) on Investments	(307,155)	141,495
Unrealized Appreciation (Depreciation) in Value of Investments	3,583,826	(23,789)
Net Assets, for 1,704,949 and 2,622,497 Shares Outstanding, respectively	$ 17,468,912	$ 26,037,249

Net Asset Value Per Share	$ 10.25	$ 9.93

Redemption Price Per Share ($10.25*0.98; $9.93*0.98) Note 4*	$ 10.05	$ 9.73

* The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Fund, and 180 days for the Azzad Wise Capital Fund.

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Operations
For the six months ended December 31, 2011 (Unaudited)

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends (Net of foreign taxes withheld $3,885 and $0, respectively)	$ 42,668	$ 29,246
Interest	59	224,372
Total Investment Income	42,727	253,618

Expenses:
Advisory Fees	59,389	157,923
Distribution Fees	9,971	6,635
Legal Fees	4,764	5,336
Transfer Agent Fees	14,592	12,865
Audit Fees	4,573	6,048
Registration Fees	7,771	9,879
Administrative Fees	4,536	4,536
Custody Fees	2,172	13,640
Miscellaneous Fees	1,414	2,162
Printing Fees	182	-
Trustee Fees	1,261	723
Insurance	102	367
Total Expenses	110,727	220,114
Fees Waived and Reimbursed by the Advisor (Note 3)	(37,232)	(22,378)
Net Expenses	73,495	197,736

Net Investment Income (Loss)	(30,768)	55,882

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(307,155)	(249,973)
Net Change in Unrealized Depreciation on Investments	(299,935)	(150,457)
Net Realized and Unrealized Loss on Investments	(607,090)	(400,430)

Net Decrease in Net Assets Resulting from Operations	$ (637,858)	$ (344,548)

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Years Ended
	12/31/2011	6/30/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (30,768)	$ (6,815)
Net Realized Gain (Loss) on Investments	(307,155)	137,677
Unrealized Appreciation (Depreciation) on Investments	(299,935)	3,221,193
Net Increase (Decrease) in Net Assets Resulting from Operations	(637,858)	3,352,055

Distributions to Shareholders:
Net Investment Income	-	(2,651)
Realized Gains	-	(681,709)
Total Distributions	-	(684,360)

Capital Share Transactions (Note 4)	4,053,153	2,907,219

Total Increase in Net Assets	3,415,295	5,574,914

Net Assets:
Beginning of Period	14,053,617	8,478,703

End of Period (Includes Undistributed Net Investment Loss of $(30,822) and $0, respectively)
	$ 17,468,912	$ 14,053,617

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	12/31/2011	6/30/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 55,882	$ 10,818
Net Realized Gain (Loss) on Investments	(249,973)	458,432
Unrealized Appreciation (Depreciation) on Investments	(150,457)	294,554
Net Increase (Decrease) in Net Assets Resulting from Operations	(344,548)	763,804

Distributions to Shareholders:
Net Investment Income	(33,135)	(17,276)
Realized Gains	(391,630)	(26,144)
Total Distributions	(424,765)	(43,420)

Capital Share Transactions (Note 4)	(127,466)	13,423,315

Total Increase (Decrease) in Net Assets	(896,779)	14,143,699

Net Assets:
Beginning of Period	26,934,028	12,790,329

End of Period (Includes Undistributed Net Investment Loss of $(368,883) and $0, respectively)	$ 26,037,249	$ 26,934,028

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		For the Years Ended
	12/31/2011		6/30/2011		6/30/2010	6/30/2009	6/30/2008	6/30/2007

Net Asset Value, at Beginning of Year	$ 10.74		$ 8.24		$ 6.78	$ 9.25	$ 10.11	$ 9.65

Income From Investment Operations:
Net Investment Loss *	(0.02)		(0.01)		(0.02)	(0.06)	(0.10)	(0.15)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.47)		3.13		1.48	(2.41)	(0.21)	1.09
Total from Investment Operations	(0.49)		3.12		1.46	(2.47)	(0.31)	0.94

Distributions:
Net Investment Income	0.00		0.00	***	0.00	0.00	0.00	0.00
Realized Gains	0.00		(0.62)		0.00	0.00	(0.55)	(0.48)
Total Distributions	0.00		(0.62)		0.00	0.00	(0.55)	(0.48)

Redemption Fees (a)	0.00	***	0.00	***	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 10.25		$ 10.74		$ 8.24	$ 6.78	$ 9.25	$ 10.11

Total Return **	(4.56)%		38.42%		21.53%	(26.70)%	(3.42)%	10.21%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 17,469		$ 14,054		$ 8,479	$ 6,069	$ 3,522	$ 3,154
Before Waivers
Ratio of Expenses to Average Net Assets	1.49%	†	1.65%		1.75%	3.36%	2.95%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(0.91)%	†	(0.72)%		(1.05)%	(2.37)%	(2.12)%	(1.78)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	†	0.99%		0.99%	1.90%	1.90%	2.25%
Ratio of Net Investment Loss to Average Net Assets	(0.41)%	†	(0.06)%		(0.29)%	(0.91)%	(1.07)%	(1.58)%
Portfolio Turnover	6.54%		27.84%		90.62%	21.11%	337.01%	535.74%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.
† Annualized
* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Amount calculated is less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Year Ended	Period Ended
	12/31/2011		6/30/2011	6/30/2010	#

Net Asset Value, at Beginning of Period	$ 10.22		$ 9.82	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.02		0.01	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.15)		0.42	(0.19)
Total from Investment Operations	(0.13)		0.43	(0.17)

Distributions:
Net Investment Income	(0.01)		(0.01)	(0.01)
Realized Gains Short-Term	(0.15)		(0.02)	0.00
Total Distributions	(0.16)		(0.03)	(0.01)

Redemption Fees (a)	0.00	***	0.00	0.00

Net Asset Value, at End of Period	$ 9.93		$ 10.22	$ 9.82

Total Return **	(1.23)%		4.34%	(1.66)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 26,037		$ 26,934	$ 12,790
Before Waivers
Ratio of Expenses to Average Net Assets	1.66%	†	1.83%	2.16%	†
Ratio of Net Investment Income (Loss) to Average Net Assets	0.25%	†	(0.28)%	0.00%	†
After Waivers
Ratio of Expenses to Average Net Assets	1.49%	†	1.49%	1.49%	†
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%	†	0.06%	0.67%	†
Portfolio Turnover	73.88%		701.30%	100.46%

† Annualized
(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 180 days of purchase.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Amount calculated is less than $0.005 per share.
# For the period April 6, 2010 (commencement of investment operations) through June 30, 2010.
The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 (UNAUDITED)

Note 1.

Organization

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), commenced operations on December 22, 2000 and is registered as a non-diversified fund.  The Azzad Wise Capital Fund (the “Wise Fund”), commenced operations on April 6, 2010 and is registered as a non-diversified fund. The series included in these financial statements are collectively referred to as the "Funds". Azzad Asset Management, Inc. (“Advisor”) is the investment advisor to both Funds (see Note 3).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term capital appreciation consistent with ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Non-Diversification Risk- The Funds are non-diversified, which means they may invest a greater percentage of their assets in a fewer number of holdings as compared to other mutual funds that are more broadly diversified.  As a result, the Funds’ share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Funds’ portfolio may have a significant negative impact of the Funds’ performance.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Certain short-term securities are valued on the basis of amortized cost.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available or if a security value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Sukuks –The Wise Fund may invest in Sukuks. Sukuks are certificates, similar to bonds, issued by the issuer to obtain an up-front payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee.  The issuer also makes a contractual promise to buy back the certificate at a future date at par value.  While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk.  Issuers of Sukuks are anticipated to be international financial institutions, foreign governments and agencies of foreign governments.  Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.  At December 31, 2011, 27.35% of the Wise Fund’s net assets were invested in Sukuks.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distrusted, the Funds could incur a tax expense.

In addition, the Generally Accepted Accounting Principles (“GAAP”) requires management of the Funds to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended June 30, 2011, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Redemption Fees The Ethical Fund charges a 2.00% redemption fee for shares redeemed within 90 days.  The Wise Fund charges a 2% redemption fee for shares redeemed in excess of $50,000 within 180 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fees charges as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.

Dividends and Distributions to Shareholders- The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis.  The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent Events –Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3.

Transactions with the Advisor and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Advisor") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Advisor receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Ethical Fund and Wise Fund, respectively.

For the six months ended December 31, 2011, the Advisor earned $59,389 and $157,923 for the Ethical Fund and Wise Fund, respectively. At December 31, 2011, the Advisor was owed $5,647 and $22,687 for the Ethical Fund and Wise Fund, respectively.

The Funds’ adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.49%, for Ethical Fund and Wise Fund, respectively, of average daily net assets for a five year period beginning July 1, 2009 and ending June 30, 2014 for the Ethical Fund and  December 1, 2008 and ending November 30, 2013 for the Wise Fund.  Any waiver or reimbursement of operating expenses by the Advisor is subject to repayment by the Funds within three fiscal years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the 0.99% expense limitation (or, if less, the expense limitation then in place). For the six months ended December 31, 2011, the Advisor waived fees of $37,232 and $22,378 for the Ethical Fund and the Wise Fund, respectively.

The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Advisor during the following three year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2011, the unreimbursed amounts paid or waived by the Advisor on behalf of the Ethical Fund and Wise Fund are $179,314 and $80,513, respectively.  As of June 30, 2011, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Ethical Fund
June 30, 2009	June 30, 2012	$ 38,667
June 30, 2010	June 30, 2013	$ 64,746
June 30, 2011	June 30, 2014	$ 75,901

Fiscal Year Ended	Recoverable Through	Wise Fund
June 30, 2010	June 30, 2013	$ 17,893
June 30, 2011	June 30, 2014	$ 62,620

Administrative Agreement - The Funds have an Administrative Agreement with the Advisor.  Pursuant to the  Administrative Agreement, the Advisor, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Advisor $750 per month; per Fund.   For the six months ended December 31, 2011 the Ethical Fund and the Wise Fund each paid the Advisor $4,536 for administrative services pursuant to the agreement.  As of December 31, 2011, $764 and $764 was owed to the Advisor in administrative fees from the Ethical Fund and the Wise Fund, respectively.

Note 4.

Capital Share Transactions

The Board of Trustees is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years indicated:

Ethical Fund	Six Months Ended 12/31/2011	Year Ended 6/30/2011
	Shares	Amount	Shares	Amount
Shares Sold	455,496	$4,650,610	374,333	$3,857,582
Shares issued in reinvestment of distributions	-	-	31,575	318,274
Shares redeemed	(58,782)	(597,457)	(126,660)	(1,268,637)
Net Increase	396,714	$4,053,153	279,248	$2,907,219

As of December 31, 2011 paid-in-capital totaled $14,223,063.

The following is a summary of capital share activity for the years indicated:

Wise Fund	Six Months Ended 12/31/2011	Year Ended 6/30/2011
	Shares	Amount	Shares	Amount
Shares Sold	288,544	$2,915,983	1,694,031	$17,074,794
Shares issued in reinvestment of distributions	339	3,359	26	259
Shares redeemed	(301,434)	(3,046,808)	(361,966)	(3,651,738)
Net Increase	(12,551)	$ (127,466)	1,332,091	$13,423,315

As of December 31, 2011 paid-in-capital totaled $26,288,426.

Shareholders of the Ethical Fund are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 90 days after their purchase. For the six months ended December 31, 2011, $54 of redemption fees was collected from shareholders of the Ethical Fund and reclassified to paid-in-capital.

Shareholders of the Wise Fund will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 180 days after their purchase, for redemptions greater than $50,000.  For the six months ended December 31, 2011, no redemption fees were collected from shareholders of the Wise Fund.

Note 5.

Investment Transactions

For the six months ended December 31, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $4,045,228 and $911,114, respectively for the Ethical Fund. For the six months ended December 31, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $13,267,403 and $8,534,484, respectively for the Wise Fund.

Note 6.

Tax Matters

As of December 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments	$ 12,423,801	$ 19,678,812
Gross tax appreciation of investments	$ 4,126,446	$ 92,632
Gross tax depreciation of investments	$(542,620)	$(116,421)
Net tax appreciation/(depreciation)	$ 3,583,826	$(23,789)

The Funds tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at June 30, 2011, the following represents the tax basis capital gains and losses:

	Ethical Fund	Wise Fund
Undistributed ordinary income	$ -	$ 434,888
Undistributed capital gains	$ 141,697	$ -
Post-October capital loss deferrals realized between 11/1/10 and 6/30/11 *	$ (4,020)	$ -

*These deferrals are considered incurred in subsequent year.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States

The Ethical Fund did not pay any distributions to its shareholders during the six months ended December 31, 2011. The Ethical Fund paid distributions to its shareholders during the year ended June 30, 2011 as follows:

Date	$ Amount per Share	$ Amount	Tax Character
12/27/10	$0.00242	$2,651	Ordinary Income
12/27/10	$0.22610	$247,685	Long-Term Capital Gain
12/27/10	$0.39620	$434,024	Short-Term Capital Gain

The Wise Fund paid distributions to its shareholders during the six months ended December 31, 2011 and during the year ended June 30, 2011 as follows:

Date	$ Amount per share	$ Amount	Tax Character
12/27/10	$0.0171	$26,144	Short-Term Capital Gain
02/28/11	$0.0062	$11,957	Ordinary Income
03/31/11	$0.0022	$5,319	Ordinary Income
10/31/11	$0.0006	$1,543	Ordinary Income
11/30/11	$0.0060	$15,543	Ordinary Income
12/27/11	$0.0062	$16,049	Ordinary Income
12/27/11	$0.1513	$391,631	Short-Term Capital Gain

Note 7.

Distribution Plan

The Funds maintain a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows the Funds to pay distribution expenditures incurred in connection with the sale and promotion of the Funds and the furnishing of services to shareholders of the Funds.  The Plan provides that the Funds may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of the Funds for the Ethical Fund and Wise Fund, respectively.  As of July 1, 2011,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Funds; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of the Funds’ assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the six months ended December 31, 2011 the Ethical Fund incurred $9,971 in distribution fees and the Wise Fund incurred $6,635 in distribution fees.  As of December 31, 2011, $5,669 and $2,403 were owed to the Advisor in distribution fees for the Ethical and Wise Funds respectively.

Note 8.

Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2011, FolioFn, in aggregate, owned approximately 57.69% and 98.53% of the shares of the Ethical Fund and the Wise Fund, respectively for the benefit of others. As a result, FolioFn may be deemed to control the Funds.

Note 9.

 New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Updated (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Azzad Funds
Expense Illustration
December 31, 2011 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments,

reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing  in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 to December 31, 2011

Actual	$1,000.00	$954.38	$4.88
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.21	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Azzad Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2011	December 31, 2011	July 1, 2011 to December 31, 2011

Actual	$1,000.00	$987.72	$7.47
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.69	$7.58

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AZZAD FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2011 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Age: 75	Trustee Since 2000 - Indefinitely	2	General Secretary & Director of IQRA International Education Foundation (publisher of religious books) (1995 to present)
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 63	Trustee Since 2000 - Indefinitely	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)
Ali Khan 330 Tuttle Drive Bloomingdale IL 60108 Age: 68	Trustee Since 2008 - Indefinitely	2	Retired, formerly Vice President (Finance) of Sonoscan Inc.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Bashar Qasem [1] 3141 Fairview Park Drive Suite 460 Falls Church, VA 22402 Age: 47	Chairman, Treasurer and Trustee Since 2001 - Indefinitely	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

AZZAD FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2011 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date March 1, 2012